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                                                                   EXHIBIT 10(h)

                                              August 27, 1996



          Reference is made to the Employment Agreement dated as of March 22, 1995 ("Agreement") between you and The Union Corporation (the "Company").

          It is hereby agreed that the Agreement is hereby amended to extend the term of the Agreement, as provided in Article SECOND (A), from June 30, 1997 to June 30, 2000.

          In all other respects, the Agreement, as amended, shall continue in full force and effect.

          Please signify your agreement with the foregoing by countersigning this letter in the space provided below.

                                      Very truly yours,

                                      THE UNION CORPORATION



                                      By /s/ Melvin L. Cooper
                                        ---------------------------------
                                        Melvin L. Cooper
                                        Chairman

ACCEPTED AND AGREED:


/s/ Nicholas P. Gill
-----------------------------
Nicholas P. Gill